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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             ST. JOHN KNITS, INC.
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               (Name of Registrant as Specified In Its Charter)

                                Not Applicable
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:
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                     [LETTERHEAD OF ST. JOHN KNITS, INC.]


                                 TIME IS SHORT
                              PLEASE VOTE TODAY.


                                             June 18, 1999



Dear Shareholder:

     We have previously mailed to you proxy materials relating to the Special Meeting of Shareholders of St. John Knits, Inc. to be held on Monday, June 28, 1999.

     According to our latest records, we still have not received your proxy card for this important meeting. Regardless of the number of shares you own, it is important that they are represented and voted at the meeting. If you have not already mailed your proxy, please take a moment to sign, date and mail the enclosed duplicate proxy promptly in the return envelope provided. In addition, you may vote by toll-free telephone or through the internet. Please refer to the instructions printed on the enclosed form of proxy.

     Please note that a failure to vote will have the same effect as a vote against the Merger Proposal. As the Special Meeting is only a few days away, it
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is essential that you exercise your rights as a shareholder and cast your vote now without any further delay.

     For the reasons set forth in the Proxy Statement-Prospectus, dated May 26, 1999, your Board of Directors recommends that you vote "FOR" approval of the reorganization merger.

     Thank you for your cooperation and continued support.

                                             Sincerely,

                                             /s/ Robert E. Gray

                                             Robert E. Gray
                                             Chairman of the Board
                                             and Chief Executive Officer


  YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY.

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